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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (date of earliest event reported): November 14, 2001

                      First Community Financial Corporation
                      -------------------------------------
             (Exact name of registrant as specified in its charter)



       North Carolina                    000-26117               56-2112954
 ------------------------            ---------------          ---------------
(State or other jurisdiction           (Commission              (IRS Employer
  of incorporation)                    File Number)          Identification No.)





                             708 South Church Street
                        Burlington, North Carolina 27215
                        ---------------------------------
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (336) 227-3631


                                       N/A
          (Former name or former address, if changed since last report)
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                              Item 5. Other Events

         On November 14, 2001, First Community Financial Corporation (the "Registrant") announced that its board of directors has reaffirmed its intention to purchase up to 160,888 shares of its common stock, or 10% of the number of shares currently outstanding. On October 4, 2001, the Registrant entered into a Merger Agreement with Capital Bank Corporation, which provides for the merger of the Registrant with and into Capital Bank Corporation, which would be the surviving corporation in the merger. The proposed merger was described in a joint press release from the two companies dated October 5, 2001 and in the Registrant's Current Report on Form 8-K filed October 12, 2001.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                FIRST COMMUNITY FINANCIAL CORPORATION



Date: November 14, 2001         By:   /s/ William R. Gilliam
                                     ------------------------------------------
                                          William R. Gilliam,
                                          President and Chief Executive Officer
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                                  EXHIBIT INDEX


 Exhibit No.     Description
 -----------     -----------

    99           Press Release of the Registrant distributed November 14, 2001